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                                                                  Exhibit 10.60



                          THIRD AMENDMENT TO LOAN AGREEMENT
                                          of

                             CAPROCK FIBER NETWORK , LTD.


     THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made as of June 18, 1998 by and between CapRock Fiber Network, Ltd. ("Borrower") and Bank One, Texas, N.A. ("Bank").

                                 W I T N E S S E T H:

     WHEREAS, Borrower and Bank have entered into that certain Loan Agreement dated as of July 1, 1996 (as supplemented or amended to the date hereof, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Bank became obligated to make and made loans to Borrower as therein provided; and

     WHEREAS, Borrower and Bank desire to amend the Original Agreement for the purposes set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Bank to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                       ARTICLE I. - DEFINITIONS AND REFERENCES

     Section 1.1 TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "AMENDMENT" means this Third Amendment to Loan Agreement.

          "AMENDMENT DOCUMENTS" means this Amendment and the Guarantor Consents.

          "GUARANTOR CONSENTS" means each of the Guarantor Consent and Agreements, substantially in the form of Exhibit A hereto.

          "LOAN AGREEMENT" means the Original Agreement as amended hereby.


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                    ARTICLE II. - AMENDMENTS TO ORIGINAL AGREEMENT

     Section 2.1. AFFIRMATIVE COVENANTS. Section 9(k) is hereby amended by deleting the present such section in its entirety and substituting therefor the following:

          "(k) MANDATORY PREPAYMENT IN FULL. Upon the completion of both of the Note Offering and the Merger, Borrower shall prepay the Loan in full, together will all interest accrued thereon and unpaid. As used herein "Note Offering" shall mean the note offering by Borrower in the amount of at least $100,000,000 or more and "Merger" shall mean the merger of CapRock Communications Corporation, Borrower and IWL Communications Incorporated with CapRock Communications Corporation being the surviving entity."

     Section 2.2. FINANCIAL COVENANTS. Section 11(c) of the Original Agreement is hereby amended by deleting the present such subsection in its entirety and substituting therefor the following:

          "(c) FIXED CHARGE RATIO. Borrower will maintain, as of each fiscal quarter after the fiscal quarter of Borrower ending on June 30, 1998, a Fixed Charge Coverage Ratio (as defined below) of not less than 1.1 to
     1.0. As used in this section "Fixed Charge Coverage Ratio" means the ratio of (i) net income of Borrower after Tax Distributions plus depreciation, amortization and other non-cash expenses and interest expenses to (ii) the sum of (A) interest expense, (B) current maturities of long-term debt of Borrower plus (C) capital expenditures permitted by
     Section 11 (e) and actually made by Borrower for the maintenance of its facilities, in each case calculated for the period from January 1, 1998, to the end of such fiscal quarter and annualized.

     Section 2.3. EVENTS OF DEFAULT. Section 13(h) is hereby amended by deleting the present such subsection in its entirety and substituting therefor the following:

          "(h) The failure of Borrower to have successfully completed the Note Offering and the Merger by August 31, 1998."

     Section 2.4. WAIVER RE: FINANCIAL COVENANTS. Bank hereby waives any Event of Default occurring pursuant to Section 11(c) of the Loan Agreement for the periods ending on or prior to April 30, 1998. Such waiver is expressly limited as set forth in this Section 2.4 and does not, and shall not, constitute a consent to or waiver of any other, additional or future breach of such section, or any other provision of the Loan Agreement or any other Loan Document.

     Section 2.5. NO RELEASE OF GUARANTORS. Pursuant to Section 2.5 of the Second Amendment to Loan Agreement dated as of April 29, 1998, Bank agreed to release Guarantors upon certain terms and conditions, as set out therein. Effective as of the date hereof, Section 2.5 of the Second Amendment to Loan Agreement is hereby deleted and the provisions thereof are no longer in force or effective.

                      ARTICLE III. - CONDITIONS OF EFFECTIVENESS

     Section 3.1. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written when and only when Bank shall have received, at Bank's office, and executed by, if applicable, Borrower or any Guarantor:

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     a.   this Amendment;

     b. a certificate of the Secretary of Borrower dated the date of this Amendment certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment, certifying the names and true signatures of the officers of Borrower authorized to sign this Amendment and certifying that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness;

     c.   a Consent of each Guarantor; and

     d.   such supporting documents as Bank may reasonably request.


                     ARTICLE IV. - REPRESENTATIONS AND WARRANTIES

     Section 4.1. REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce Bank to enter into this Amendment, Borrower represents and warrants to Bank that:

          (a) The representations and warranties contained in Section 7 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

          (b) Borrower and each Guarantor is duly authorized to execute and deliver each Amendment Document to which it is a party and Borrower is and will continue to be duly authorized to borrow and to perform its obligations under the Loan Agreement. Borrower and each Guarantor which is a corporation has duly taken all corporate action necessary to authorize the execution and delivery of each Amendment Document to which it is a party and to authorize the performance of its obligations thereunder.

          (c) The execution and delivery by Borrower and each Guarantor of each Amendment Document to which it is a party, the performance by Borrower and each Guarantor of their obligations thereunder and the consummation of the transactions contemplated thereby do not and will not conflict with any provision of law, statute, rule or regulation or any organizational document of Borrower or any Guarantor, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower or any Guarantor, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower or any Guarantor. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower and each Guarantor of each Amendment Document to which it is a party or to consummate the transactions contemplated hereby.

          (d) When duly executed and delivered, the Loan Agreement and each Amendment Document will be a legal and binding instrument and agreement of Borrower and each Guarantor, to the extent each is a party thereto, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

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                              ARTICLE V. - MISCELLANEOUS

     Section 5.1. RATIFICATION OF AGREEMENTS. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. All Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of the Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Bank under the Loan Agreement or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document, including without limitation Borrower's obligation to comply with Section 12(a) of the Loan Agreement.

     Section 5.2. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower or General Partner hereunder or under the Loan Agreement to Bank shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Loan Agreement.

     Section 5.3. LOAN DOCUMENTS. The Amendment Documents are Loan Documents, and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto and thereto.

     Section 5.4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 5.5. COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.



                              BANK ONE, TEXAS, N.A.



                              By: /s/ Gina A. Norris
                                 ------------------------------------
                                 Gina A. Norris
                                 Vice President



                              CAPROCK FIBER NETWORK, LTD.

                              By:  CapRock Systems, Inc., General Partner


                                        By: /s/ Jere W. Thompson, Jr.
                                           --------------------------
                                           Jere W. Thompson, Jr.
                                            President

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                                                                   EXHIBIT A


                                CONSENT AND AGREEMENT


     THIS CONSENT AND AGREEMENT (this "Consent") is made of June 18, 1998, by CapRock Systems, Inc. ("Guarantor") in favor of Bank One, Texas, N.A. ("Bank"). Guarantor, who is a Guarantor under that certain Loan Agreement (as so amended, the "Loan Agreement") dated as of July 1, 1996 between CapRock Fiber Network, Ltd. ("Borrower") and Bank, hereby consents and agrees to the following.

          1. Guarantor hereby consents to the provisions of that certain Third Amendment to Loan Agreement of even date herewith between Bank and Borrower (the "Amendment").

          2. Guarantor hereby consents the transactions contemplated in the Amendment.

          3. Guarantor hereby ratifies and confirms all of its obligations and covenants under that certain guaranty (the "Guaranty") dated as of July 1, 1996 made by it for the benefit of Bank (including without limitation its obligation to guaranty the payment and performance of all of the obligations and undertakings of Borrower owing to Bank until the Guaranty expires according to the terms set forth in Section 13 of the Guaranty).

          4. Guarantor hereby agrees that its obligations and covenants under the Guaranty are unimpaired by the provisions of the Amendment and the transactions contemplated therein and shall continue to remain in full force and effect after the date hereof.

     IN WITNESS WHEREOF, this Consent and Agreement is executed as of the date first above written.


                                   CAPROCK SYSTEMS, INC.



                                   By:
                                      __________________________________
                                      Jere W. Thompson, Jr.
                                       President


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                                CONSENT AND AGREEMENT


     THIS CONSENT AND AGREEMENT (this "Consent") is made of June 18, 1998, by Mark Langdale ("Guarantor") in favor of Bank One, Texas, N.A. ("Bank"). Guarantor, who is a Guarantor under that certain Loan Agreement (as so amended, the "Loan Agreement") dated as of July 1, 1996 between CapRock Fiber Network, Ltd. ("Borrower") and Bank, hereby consents and agrees to the following.

          1. Guarantor hereby consents to the provisions of that certain Third Amendment to Loan Agreement of even date herewith between Bank and Borrower (the "Amendment").

          2. Guarantor hereby consents the transactions contemplated in the Amendment.

          3. Guarantor hereby ratifies and confirms all of its obligations and covenants under that certain guaranty (the "Guaranty") dated as of July 1, 1996 made by it for the benefit of Bank (including without limitation its obligation to guaranty the payment and performance of all of the obligations and undertakings of Borrower owing to Bank until the Guaranty expires according to the terms set forth in Section 13 of the Guaranty).

          4. Guarantor hereby agrees that its obligations and covenants under the Guaranty are unimpaired by the provisions of the Amendment and the transactions contemplated therein and shall continue to remain in full force and effect after the date hereof.

     IN WITNESS WHEREOF, this Consent and Agreement is executed as of the date first above written.




                                        ___________________________
                                        Mark Langdale


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                                CONSENT AND AGREEMENT


     THIS CONSENT AND AGREEMENT (this "Consent") is made of June 18, 1998, by Jere W. Thompson, Jr. ("Guarantor") in favor of Bank One, Texas, N.A. ("Bank"). Guarantor, who is a Guarantor under that certain Loan Agreement (as so amended, the "Loan Agreement") dated as of July 1, 1996 between CapRock Fiber Network, Ltd. ("Borrower") and Bank, hereby consents and agrees to the following.

          1. Guarantor hereby consents to the provisions of that certain Third Amendment to Loan Agreement of even date herewith between Bank and Borrower (the "Amendment").

          2. Guarantor hereby consents the transactions contemplated in the Amendment.

          3. Guarantor hereby ratifies and confirms all of its obligations and covenants under that certain guaranty (the "Guaranty") dated as of July 1, 1996 made by it for the benefit of Bank (including without limitation its obligation to guaranty the payment and performance of all of the obligations and undertakings of Borrower owing to Bank until the Guaranty expires according to the terms set forth in Section 13 of the Guaranty).

          4. Guarantor hereby agrees that its obligations and covenants under the Guaranty are unimpaired by the provisions of the Amendment and the transactions contemplated therein and shall continue to remain in full force and effect after the date hereof.

     IN WITNESS WHEREOF, this Consent and Agreement is executed as of the date first above written.




                                        ___________________________________
                                        Jere W. Thompson, Jr.